Investments in Affiliated Companies	12 Months Ended
Dec. 31, 2020
Equity Method Investments and Joint Ventures [Abstract]
Investments in Affiliated Companies
11. Investments in Affiliated Companies:
The Company accounts for investments in affiliated companies under the equity method. Affiliated companies accounted for on the equity method as of December 31, 2020 are as follows:

Company	Country	Percent Ownership

Zeolyst International	USA	50%
Zeolyst C.V.	Netherlands	50%
Following is summarized information of the combined investments
(1)
:

	December 31,
	2020	2019

Current assets	$217,836	$244,778
Noncurrent assets	254,397	256,084
Current liabilities	65,958	51,703
Noncurrent liabilities	36,323	5,968

	Years ended December 31,
	2020	2019	2018

Sales	$275,621	$376,372	$346,975
Gross profit	88,616	143,668	125,109
Operating income	53,500	105,614	87,591
Net income	55,328	106,683	87,903

(1)
Summarized information of the combined investments is presented at 100%; the Company’s share of the net assets and net income of affiliates is calculated based on the percent ownership specified in the table above.

The Company’s investments in affiliated companies balance as of December 31, 2020 and 2019 includes net purchase accounting fair value adjustments of $243,899 and $250,532, respectively, related to a prior business combination, consisting primarily of goodwill and intangible assets such as customer relationships, technical know-how
and trade names. Consolidated equity in net income from affiliates is net of $6,634, $7,534 and $6,634 of amortization expense related to purchase accounting fair value adjustments for the years ended December 31, 2020, 2019 and 2018, respectively.
The following table summarizes the activity related to the Company’s investments in affiliated companies balance on the consolidated balance sheets:

	Years ended December 31,
	2020	2019

Balance at beginning of period	$471,338	$466,746
Equity in net income of affiliated companies	27,699	53,342
Charges related to purchase accounting fair value adjustments	(6,634)	(7,534)
Dividends received	(40,000)	(40,000)
Foreign currency translation adjustments	5,725	(1,216)

Balance at end of period	$458,128	$471,338

The Company had net receivables due from affiliates of $3,376 and $3,209 as of December 31, 2020 and 2019, respectively, which are included in prepaid and other current assets. Net receivables due from affiliates are generally non-trade
receivables. Sales to affiliates were $7,042, $0 and $0 for the years ended December 31, 2020, 2019 and 2018, respectively. The Company did not purchase goods from affiliates during the years ended December 31, 2020, 2019 and 2018.
On December 18, 2013, PQ Holdings and its joint venture, Zeolyst International, entered into a ten year real estate tax abatement agreement with the Unified Government of Wyandotte County, Kansas. The agreement utilizes an Industrial Revenue Bond (“IRB”) financing structure to achieve a 75% real estate tax abatement on the value of the improvements that were constructed during the expansion of PQ Holdings and Zeolyst International’s facilities at the jointly-operated Kansas City, Kansas plant. A similar tax abatement agreement has been executed on an annual basis since December 18, 2013 with respect to additional plant expansions during those years.
During the year ended December 31, 2019, the original IRB financing structure from December 2013 was exhausted. In order to fund future plant expansions, the Company entered into an additional IRB financing structure on December 19, 2019 with similar terms and conditions, which also provides for 75% real estate tax abatement on the value of future improvements. The financing obligations and the industrial bonds receivable have been presented net, as the financing obligations and the industrial bonds meet the criteria for right of set off conditions under GAAP.